                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.                )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement     [_]  Confidential, For Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              The Registry, Inc.
----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 9-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                              THE REGISTRY, INC.
                               189 WELLS AVENUE
                         NEWTON, MASSACHUSETTS  02159



                               October 17, 1997


To Our Stockholders:

  You are cordially invited to attend the annual meeting of the stockholders of The Registry, Inc., which will be held on November 20, 1997 at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (Boston time).

  At this meeting you are being asked to elect one Class II director to serve for a three-year term and to increase the number of shares of the Company's common stock, no par value available for issuance under the Company's 1996 Employee Stock Purchase Plan.

  Please read the proxy statement, which describes the nominee for the Board of Directors and the other proposal and presents other important information. When you have finished reading the statement, please promptly mark, sign, and return your proxy card in the enclosed envelope to ensure that your shares will be represented.

  We hope that many of you will be able to attend the meeting in person. I look forward to seeing you there.


                                    Sincerely yours,

                                    /s/ G. Drew Conway
                                    -------------------
                                    G. DREW CONWAY
                                    President and Chief Executive Officer

                              THE REGISTRY, INC.
                               189 WELLS AVENUE
                         NEWTON, MASSACHUSETTS  02159



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               November 20, 1997

  Notice is hereby given that the Annual Meeting of Stockholders of The Registry, Inc. (the "Company") will be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (Boston time), on Thursday, November 20, 1997 for the following purposes:

 1.  To elect one Class II director.

 2. To increase by 300,000 the number of shares of common stock, no par value, available for issuance to employees under the Company's 1996 Employee Stock Purchase Plan.

 3. To transact any other business that may properly come before the meeting or any adjournment(s) thereof.

  Stockholders of record at the close of business on October 7, 1997 are entitled to notice of and to vote at the meeting.

  If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.


                                    By Order of the Board of Directors


                                    ROBERT E. FOLEY
                                    Clerk
Newton, Massachusetts
October 17, 1997


  IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                              THE REGISTRY, INC.

                             --------------------

                        Annual Meeting of Stockholders

                               November 20, 1997

                             --------------------

                                PROXY STATEMENT


  The enclosed proxy is solicited by and on behalf of the Board of Directors of The Registry, Inc. ("The Registry" or the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (Boston time), on Thursday, November 20, 1997, or at any adjournment or adjournments thereof. A proxy may be revoked by a stockholder at any time before it is voted by (i) returning to the Company another properly signed proxy bearing a later date, (ii) otherwise delivering a written revocation to the Clerk of the Company or (iii) attending the Meeting or any adjourned session thereof and voting the shares covered by the proxy in person. Shares represented by the enclosed form of proxy properly executed and returned, and not revoked, will be voted at the Meeting by the persons named in the proxy for the proposals set forth below.

  The expense of soliciting proxies will be borne by the Company. Officers and regular employees of the Company (who will receive no compensation in addition to their regular salaries) may solicit proxies. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees to solicit proxies personally and by mail, telephone and telegram from brokerage houses and other shareholders. The Company will reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals.

  In the absence of contrary instructions, the persons named as proxies will vote in accordance with the intentions stated below. The holders of record of shares of the common stock, no par value of the Company (the "Common Stock") at the close of business on October 7, 1997 are entitled to receive notice of and to vote at the Meeting. As of that date, the Company had issued and outstanding 21,865,130 shares of Common Stock. Each such share of Common Stock is entitled to one vote on each matter to come before the Meeting.

  Consistent with state law and the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Company to act as the election inspector for the Meeting. The nominee for election as a Class II director receiving the greatest number of votes properly cast for the election of directors at the meeting will be elected. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter. Proposal 2, as hereinafter described, requires the approval of a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome on Proposal 2.

  The Annual Report to Stockholders for the Company's fiscal year ended June 28, 1997 accompanies this proxy statement. This proxy statement and the enclosed proxy are being mailed to stockholders on the same date as the date of the Notice of Annual Meeting of Stockholders.

                               PROPOSAL NUMBER 1

                        ELECTION OF CLASS II DIRECTORS

  The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned (and not revoked) in favor of the election as a Class II director the nominee named below, unless authority to vote for the election of such nominees is withheld by marking the proxy to that effect.

  Pursuant to the Company's Restated Articles of Organization, the Board of Directors is divided into three classes, as nearly equal in number as possible, so that each class will serve for three years, with one class of directors being elected each year.

  The nominee is Paul C. O'Brien, the sole Director currently designated as a Class II director, whose term expires at the Meeting. The enclosed proxy cannot be voted for more than one person.

  If elected, the nominee would serve for a term of three years expiring at the 2000 Annual Meeting, and until his respective successor is elected and shall qualify to serve.

  It is expected that Mr. O'Brien will be able to serve, but if he is unable to serve, the proxies reserve discretion to vote, or refrain from voting, for a substitute nominee.

NOMINEES

  Mr. O'Brien became a director of the Company in April 1996. Mr. O'Brien is the President of The O'Brien Group, Inc., a consulting firm in the areas of community relations and external affairs that he founded in January 1995. Before founding The O'Brien Group, Mr. O'Brien was employed by New England Telephone and Telegraph Company, most recently as Chairman of the Board from 1993 to December 1994 and as President and Chief Executive Officer from 1988 to 1993. Mr. O'Brien is also a director of BankBoston Corp., Cambridge NeuroScience, Inc., First Pacific Networks Inc., Shiva Corporation and is Chairman of the Board of View Tech, Inc. Mr. O'Brien is 58 years old.

OTHER DIRECTORS

  G. Drew Conway, a Class III director, is the founder of the Company and has served as President, Chief Executive Officer and Director of the Company since its incorporation in May 1986 and as Treasurer from such date until March 1996. From 1983 until 1986, Mr. Conway was a founder and principal of The Experts, a technical staffing company. Mr. Conway is 40 years old.

  Robert E. Badavas, a Class I Director, became a director of the Company in May 1996. Mr. Badavas has been President and Chief Executive Officer of Cerulean Technology, Inc., a provider of mobile information systems applications, since December 1995. From October 1986 through October 1995, Mr. Badavas was employed by Chipcom Corporation, a manufacturer of computer networking intelligent switching systems, where he served as Senior Vice President, Finance, from July 1994 to October 1995, Vice President, Finance, from October 1986 to July 1994 and Chief Financial Officer and Treasurer from October 1986 to October 1995. Mr. Badavas is 44 years old.

BOARD OF DIRECTORS AND COMMITTEES

  This Board of Directors held four meetings during the fiscal year ended June 28, 1997. In fiscal 1997, each director attended at least 75% of the Board meetings held during such time each director was in office. The Board of Directors currently has two standing committees, the Audit Committee and the Compensation

Committee. The Board of Directors does not have a Nominating Committee or a committee performing similar functions.

  The Audit Committee and the Compensation Committee are composed of Messrs. Badavas and O'Brien. The Audit Committee held one meeting during the fiscal year ended June 28, 1997. The Audit Committee has the responsibility of recommending to the Board of Directors the independent auditors to be engaged by the Company, reviewing with management and with the independent auditors the Company's internal accounting procedures and controls and reviewing with the independent auditors the scope and results of their audit. The Compensation Committee held one meeting during the fiscal year ended June 28, 1997. The Compensation Committee has the responsibility of providing recommendations to the Board regarding compensation matters and administering the Company's stock option and stock purchase plans.

DIRECTOR COMPENSATION

  Directors who are not officers or employees of the Company are paid $1,000 for each Board meeting attended and an annual fee of $1,000 for each membership on a committee of the Board. In addition, each non-employee director is granted stock options pursuant to the Company's 1996 Eligible Directors Stock Plan (the "Directors Stock Plan"), which was approved by the Board of Directors and by the Company's sole stockholder on March 29, 1996. Under the Directors Stock Plan, each director who is not an officer, employee or consultant of the Company or any subsidiary of the Company (an "outside director") will be granted, upon first being elected to the Board of Directors, an option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value on the date of the grant. A total of 100,000 shares of Common Stock are available for awards under the Directors Stock Plan. The options granted under the Directors Stock Plan will vest in four equal annual installments commencing one year after the date of grant. No options may be granted under the Directors Stock Plan after March 29, 2006.

                  THE BOARD OF DIRECTORS RECOMMENDS ELECTION
                OF THE NOMINEE DESCRIBED IN PROPOSAL NUMBER 1.

                               PROPOSAL NUMBER 2

                AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN

  On January 9, 1997, the Board of Directors approved, subject to stockholder approval, an amendment (the "Amendment") to the 1996 Employee Stock Purchase Plan (the "Purchase Plan") to increase the maximum number of shares of Common Stock available for issuance under the Purchase Plan from 300,000 to 600,000 to (subject to adjustment for stock splits and similar changes). During fiscal 1997 and to date, 51,344 shares were purchased under the Purchase Plan. The Board of Directors believes that the Purchase Plan provides a convenient way for employees to become stockholders of the Company and to align their interests more closely with those of the stockholders. The Board believes that given the Company's recent acquisitions and the Company's initiatives to increase stock ownership among employees, the rate of employee participation under the Purchase Plan will increase. Accordingly, it adopted the Amendment, subject to stockholder approval.

  The Purchase Plan is designed to enable eligible employees to purchase shares of Common Stock at a discount through payroll deductions. All employees other than employees owning 5% or more of the Common Stock are eligible to participate in any option period commencing after the date the employee is hired by the Company or its subsidiaries. As of June 28, 1997, there were approximately 260 employees enrolled in the Purchase Plan.

  Purchases occur twice a year at the end of six-month option periods which begin on January 1 and July 1. The purchase price for Common Stock under the Purchase Plan is 85% of the lesser of the fair market value of the Common Stock at the beginning of the option period and the fair market value of the Common Stock at the end of the option period. On October 7, 1997 the last reported sale price for the Common Stock as reported on the Nasdaq National Market was $44.875 per share. The Purchase Plan permits eligible employees to purchase up to 200 shares of Common Stock in any six-month offering period through payroll deductions, which may not be less than 1% nor exceed 10% of an employee's compensation. The 1996 Purchase Plan terminates on March 29, 2006.

  If a participant's employment with the Company terminates during the first three-month period in an offering period, the participant's option to purchase shares for that period will be deemed canceled and the balance of the participant's payroll withholding account will be refunded. If a participant's employment with the Company terminates during any time after the first three-month period within a period, the option shall remain in the Purchase Plan unless the participant otherwise withdraws from the Purchase Plan.

  The following discussion of certain federal income tax consequences associated with participation in the Purchase Plan is based on the law as in effect on October 7, 1997. It does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Purchase Plan, nor does it cover state, local or non-U.S. taxes.

  Under the Purchase Plan, no income is realized either upon the grant of an option at the beginning of an option period or upon the exercise of the option at the end of that period. If shares of Common Stock acquired upon exercise are disposed of within two years from the date of grant of the option, the participant realizes ordinary income at the time of disposition equal in general to the excess of the fair market value of the shares on the measurement date over the exercise price. A corresponding deduction is available to the Company. If shares acquired upon exercise are disposed of after the two-year period described above, or if the participant dies at any time while holding the shares, ordinary income is realized in an amount equal to the lesser of (i) 15% of the fair market value of the shares at the time the option was granted, or
(ii) the excess of the fair market value of the shares at the time of disposition (or death) over the exercise price. In addition, a capital gain will be recognized on the excess, if any, of the amount recognized on a sale over the employee's basis (the amount paid per share plus the ordinary income recognized as a result of the sale). No deduction is available to the Company for this amount.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                       STOCKHOLDERS VOTE FOR PROPOSAL 2.

  Set forth in the table below is the number of shares of Common Stock acquired under the Purchase Plan during fiscal 1997 and to date by (i) each of the Named Executive Officers (as defined below), (ii) all executive officers as a group and (iii) all employees, including all officers who are not executive officers, as a group. Directors who are not employees are not entitled to participate in the Purchase Plan.

                               NEW PLAN BENEFITS

                                 PURCHASE PLAN
                                 -------------

     NAME                                                       SHARES PURCHASED
     ----                                                       ----------------
     G. Drew Conway                                                     0
      President, Chief Executive Officer and Director

     Mark W. Biscoe                                                   400
      Vice President, Northeast Region

     Anthony F. Carusone                                              302
      Vice President, Southeast Region

     James F.J. McKee                                                 400
      Vice President, Western Region

     Robert E. Foley                                                  351
      Chief Financial Officer and Treasurer

     Executive Officers                                             2,639

     Non-Executive Officer Employee Group                          48,705

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information with respect to the beneficial ownership of the Company's Common Stock as of October 7, 1997 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the Chief Executive Officer and the four other most highly paid executive officers of the Company in fiscal 1997 (collectively, the "Named Executive Officers") and each director of the Company, and (iii) all executive officers and directors of the Company as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned.

  Name of Directors, Named Executive       Shares Beneficially        Percentage of
     Officers and 5% Stockholders               Owned (1)           Outstanding Shares
-------------------------------------     ---------------------    --------------------
G. Drew Conway (2)
   President, Chief Executive Officer
   and Class III Director...............       6,997,560(3)              32.0%(3)
Robert P. Badavas
   Class I Director.....................          10,000(4)                 *
Paul C. O'Brien
   Class II Director....................          10,000(4)                 *
Mark W. Biscoe
   Vice President, Northeast Region.....          12,802(5)                 *
Anthony F. Carusone
   Vice President, Southeast Region.....          10,302(5)                 *
James F.J. McKee
   Vice President, Western Region.......          16,900(5)                 *
Robert E. Foley
   Chief Financial Officer and Treasurer          12,076                    *
Putnam Investments, Inc. (6)............       1,728,632                  7.9%
All directors and executive officers
   as a group  (11 persons).............       7,117,549                 32.4%

*    Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and includes voting or investment power with respect to the shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for determining the share ownership and percentage of the person holding such options, but are not deemed outstanding for determining the percentage of any other person.
(2)  c/o The Registry, Inc.
     189 Wells Avenue
     Newton, MA  02159
(3) Includes (i) 2,200 shares of Common Stock held by trusts for the benefit of Mr. Conway's children for which Mr. Conway serves as trustee, as to which Mr. Conway disclaims beneficial ownership and (ii) 84,000 shares of Common Stock held by the Conway Family Foundation, Inc. as to which Mr. Conway disclaims beneficial ownership.
(4) Includes 5,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable with 60 days.

(5) Includes 10,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable with 60 days.
(6) The information reported is based on a Schedule 13G, dated June 6, 1997, filed with the Commission by Putnam Investments, Inc. ("PI"), Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI is a registered investment advisor, in which capacity it advises PIM and PAC and has shared voting power with respect to 82,417 shares and shared dispositive power with respect to 1,728,632 shares. PIM has shared dispositive power with respect to 1,615,515 shares. PAC has shared voting power with respect to 82,417 shares and shared dispositive power with respect to 113,117 shares. MMC is the parent holding company of PI. PI and MMC disclaim beneficial ownership of such shares. PI's address is One Post Office Square, Boston, MA 02109.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding all compensation awarded to, earned by or paid to by the Company's President and Chief Executive Officer and each of the Named Executive Officers during fiscal 1995, 1996 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                          Long-term Compensation
                                                   Annual Compensation(1) ----------------------
                                                   ----------------------       Securities
Name and Principal Position                  Year   Salary($)    Bonus($)   Underlying Options
---------------------------                  ----   ---------    --------   ------------------
G. Drew Conway                               1997    $402,292    $     --                    --
    President and Chief Executive Officer    1996     520,000          --                    --
                                             1995     537,500          --                    --
Mark W. Biscoe                               1997     104,000     185,527                25,000
    Vice President, Northeast Region         1996      97,745     167,867                50,000
                                             1995      86,269      71,308                    --

Anthony F. Carusone                          1997     104,000     153,806                25,000
   Vice President, Southeast Region          1996      97,940     199,052                50,000
                                             1995      75,260     120,231                    --

James F.J. McKee                             1997     140,866      99,109                25,000
    Vice President, West Region              1996     107,616      99,465                50,000
                                             1995      67,489      39,474                    --

Robert E. Foley                              1997     191,246      30,000                25,000
    Chief Financial Officer and Treasurer    1996     134,992      50,000                50,000
                                             1995     123,700      10,000                    --

------------------

(1) Annual compensation amounts does not include the dollar value of perquisites and other personal benefits which did not exceed the lesser of $50,000 or 10% of salary and bonus for any Named Executive Officer.

Employment Agreements

     In connection with its initial public offering, the Company entered into an employment agreement (the "Employment Agreement") with Mr. Conway pursuant to which Mr. Conway will be employed as President and Chief Executive Officer of the Company. The Employment Agreement provides for a term of four years and an annual base salary of $400,000, $425,000, $475,000 and $525,000 in the first through fourth years of the term. Mr. Conway is also eligible for a bonus based on performance criteria pre-established by the Compensation Committee for each year and subject to a maximum limitation of $160,000 in the first year. The Employment

Agreement provides that if Mr. Conway's employment is terminated without "cause" (as defined in the Agreement) or if Mr. Conway terminates his employment for "good reason" (as defined in the Agreement), the Company will pay Mr. Conway severance equal to two years of base compensation plus a portion of the bonus paid or payable with respect to the immediately preceding full employment year based on days of service in the year of termination. In addition, if Mr. Conway's employment is terminated at the end of the term of the Employment Agreement, he will be entitled to severance equal to one year of base compensation. The agreement also contains non-competition and non-solicitation covenants during the employment term and for a two-year period thereafter.

     The following table sets forth certain information concerning grants of stock options made during fiscal 1997 to each of the Named Executive Officers:

                       Option Grants in Last Fiscal Year

                                                        Individual Grants                           Potential Realizable
                               Number of           % of                                                Value at Assumed
                              Securities      Total Options                                         Annual Rates of Stock
                              Underlying        Granted to             Exercise or                  Price Appreciation for
                                Options        Employees in               Base          Expiration     Option Terms (2)
Name                         Granted(#) (1)    Fiscal Year               ($/Sh)            Date        5%          10%
----                         --------------    -----------               ------            ----        --          ---
G. Drew  Conway                       --            --                       --                --         --           --
Mark W. Biscoe                    25,000           1.6%                  $35.00            4/1/07   $550,283   $1,394,525
Anthony F. Carusone               25,000           1.6%                  $35.00            4/1/07   $550,283   $1,394,525
James F.J. McKee                  25,000           1.6%                  $35.00            4/1/07   $550,283   $1,394,525
Robert E. Foley                   25,000           1.6%                  $35.00            4/1/07   $550,283   $1,394,525

--------------
(1) The expiration date of each option is the tenth anniversary of the date on which it was originally granted. These options are exercisable in five annual installments commencing on April 1, 1998.
(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holders' continued employment through the option period, and the date on which the options are exercised.

     The following table sets forth certain information concerning option exercises during fiscal 1997 and the number and value of options held by each of the Named Executive Officers on June 28, 1997.

              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year-end Option Values

                          Shares                    Number of Securities           Value of Unexercised
                         Acquired      Realized    Underlying Unexercised               In-the-Money
                            on          Value        Options at Fiscal               Options at Fiscal
Name                   Exercise (#)      ($)            Year-End (#)                  Year-End ($)(1)
----                   ------------  -----------   ----------------------          --------------------
                                                  Exercisable  Unexercisable    Exercisable  Unexercisable
                                                  -----------  -------------    -----------  -------------
G. Drew Conway               --           --            --             --               --             --
Mark W. Biscoe               --           --        10,000         65,000         $330,000     $1,545,000
Anthony F. Carusone          --           --        10,000         65,000         $330,000     $1,545,000
James F.J. McKee             --           --        10,000         65,000         $330,000     $1,545,000
Robert E. Foley          10,000     $348,750            --         65,000               --     $1,545,000

-------------
(1) Based upon the market price of $44.00 per share, which was the closing price per share of Common Stock on the Nasdaq National Market on the last trading day of the 1997 fiscal year less the option exercise price payable per share.

     No stock appreciation rights were granted to any Named Executive Officer during fiscal 1997, nor were any outstanding at June 28, 1997.

Report of the Compensation Committee of the Board of Directors

     The following is the Report of the Compensation Committee of the Company, describing the compensation policies applicable to the Company's executive officers with respect to compensation paid for fiscal 1997. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Compensation Philosophy

     The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee sets the Company's compensation policies applicable to the executive officers, including the President and Chief Executive Officer, and evaluates the performance of such officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Compensation Committee has adopted the following guidelines for compensation decisions:

     . Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.
     . Align all pay programs with the Company's annual and long-term business strategies and objectives.
     . Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.

Components of Executive Compensation

     The Compensation Committee focuses primarily on the following three components in forming the total compensation package for its executive officers:

     .    Base Salary
     .    Annual Incentive Bonus
     .    Long-Term Incentives

Base Salary

     The Committee intends to compensate its executive officers, including the President and Chief Executive Officer, competitively within the industry. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviews and analyzes the compensation packages, including base salary levels, offered by other information technology consulting companies. In addition, the Committee also subjectively evaluates the level of performance of each executive officer, including Mr. Conway, in order to determine current and future appropriate pay levels. Mr. Conway's base salary is established pursuant to an Employment Agreement dated May 13, 1996 (the "Employment Agreement") that was entered into prior to the Company's initial pubic offering. Mr. Conway declined to be awarded a bonus for fiscal year 1997.

     With respect to the other corporate executive officers of the Company, the Committee, in consultation with the President and Chief Executive Officer and the Chief Financial Officer of the Company, has established base salary ranges which it believes are competitive in the industry, linking a portion of these executives' total compensation to an annual bonus.

Annual Incentive Bonus

     During fiscal 1997, the executive officers of the Company received annual incentive bonuses to be determined by the Committee in consultation with the President and Chief Executive Officer and the Chief Financial Officer of the Company. These bonuses were determined upon criteria applicable to the performance of the business units under the control of such executives and approximated incentive bonuses awarded during fiscal 1996.

Long-Term Incentives

     The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options. The Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option. Other than stock options, the Committee made no other long-term performance awards during the last fiscal year. Stock Option awards are granted based on individual or corporate performance as determined subjectively by the Committee. The Committee considers grants of options to executive officers during each fiscal year.

     The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company.

     All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. No option grants were made to Mr. Conway.

Summary

     The Compensation Committee believes that its executive compensation philosophy of paying its executive officers well by means of competitive base salaries and annual bonus and long-term incentives, as described in this report, serves the interests of the Company and the Company's stockholders.

COMPENSATION COMMITTEE
Robert P. Badavas
Paul C. O'Brien

                            Stock Performance Graph

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from its initial public offering (June 5, 1996) through the fiscal year ended June 28, 1997 with the cumulative total return on the Nasdaq stock index and the peer group index (the "Peer Group"). The comparison assumes $100 was invested on June 5, 1996 in The Registry, Inc's Common Stock and in each of such indices and assumes reinvestment of dividends, where applicable. The Peer Group is composed of the following companies: Computer Horizons Corp. (CHRZ), Sykes Enterprises, Incorporated (SYKE), On Assignment, Inc. (ASGN), Data Processing Resources Corporation (DPRC), Alternative Resources Corp. (ALRC), SCB Computer Technology, Inc. (SCBI) and Whittman-Hart, Inc. (WHIT).



                             [GRAPH APPEARS HERE]



COMPANY                                        6/5/96     6/29/96      6/28/97
REGISTRY INC                                   100.00     172.06       258.82
PEER GROUP                                     100.00      91.14       100.33
BROAD MARKET                                   100.00      95.63       115.20

Compensation Committee Interlocks and Insider Participation

     Messrs. Badavas and O'Brien, neither of whom is or was an executive officer or employee of the Company, served on the Compensation Committee during fiscal 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     In reviewing the various reports filed with respect to beneficial ownership it was discovered that Messrs. Conway and Foley each filed one late report, in each case reporting gifts of shares of Common Stock.

Certain Relationships And Related Transactions

     On September 19, 1995, the Company entered into four lease agreements, each with a term ending on September 30, 2010, with the 189 Wells Avenue Realty Trust (the "Realty Trust") for a total of approximately 18,800 square feet of office space located at 189 Wells Avenue, Newton, Massachusetts at an annual rent of approximately $357,000. During fiscal 1997 the Company expanded its rental space with the Realty Trust to 28,000 square feet at annual rent of approximately $500,000. The Company's executive offices are located in these spaces. Mr. Conway is the sole beneficiary of the Realty Trust and Mr. Foley is the trustee of the Realty Trust. Management believes that the terms of each lease agreement are no less favorable to the Company than could be obtained in a transaction with an unrelated third party.

     During fiscal 1997, the Company entered into a contract with an entity controlled by Mr. Conway to utilize an airplane for corporate travel purposes. The Company pays for such usage on a per-flight-hour basis at a rate which management believes approximates market prices. Total amounts paid to this entity during the year ended June 28, 1997 were approximately $100,000.

     Mr. O'Brien, a director of the Company, is a director of BankBoston Corp. BankBoston, N.A., a subsidiary of BankBoston Corp., serves as the Company's Transfer Agent and Registrar.

     The Company has adopted a policy that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and (ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 AUDIT MATTERS

     Price Waterhouse LLP has been selected to audit the financial statements of the Company for the fiscal year ending June 27, 1998, and to report the results of their examination.

     A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 1998 must be received by the Company no later than June 17, 1998.

                                OTHER BUSINESS

     The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

                  FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

     A copy of the Company's Annual Report to Stockholders, which includes the Company's Form 10-K filed with the SEC, accompanies this proxy statement.

                              THE REGISTRY, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

             (As Amended and Restated Effective October 10, 1997)


     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of The Registry, Inc.

1.   Purpose.  The purpose of the Plan is to provide employees of the Company
     -------
     and its Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.   Definitions.
     -----------

     (a)  "Board" shall mean the Board of Directors of the Company.
           -----

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (c)  "Common Stock" shall mean the Common Stock, no par value, of the
           ------------
          Company.

     (d)  "Company" shall mean The Registry, Inc., a Massachusetts corporation.
           -------

     (e)  "Compensation" shall mean all base pay, salary, bonuses and
           ------------
          commissions, including payments for overtime and sales commissions.

     (f)  "Contributions" shall mean all amounts credited to the account of a
           -------------
          participant pursuant to the Plan.

     (g)  "Eligible Employee" shall mean any person who is an Employee on the
           -----------------
          first day of any Offering Period.

     (h)  "Employee" shall mean any person, including an officer, who is an
           --------
          employee of the Company or one of its Subsidiaries, as determined pursuant to Treasury Regulation Section 1.421-7(h) or any successor thereto.

     (i)  "Exercise Date" shall mean the last business day of each Offering
           -------------
          Period of the Plan.

     (j)  "Offering Date" shall mean the first business day of each Offering
           -------------
          Period of the Plan.

     (k)  "Offering Period" shall mean the period described in Section 4.
           ---------------

     (l)  "Plan" shall mean this Employee Stock Purchase Plan, as amended from
           ----
          time to time.

     (m)  "Subsidiary" shall mean a corporation, domestic or foreign, defined as
           ----------
          such in Section 424(f) of the Code, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.   Eligibility.
     -----------

     (a) Except as otherwise provided below, any person who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   Offering Periods.  The periods of  January 1 to June 30 and July 1 to
     ----------------
     December 31 of each year (or such other time or times as may be determined by the Board consistent with the requirements of Code (S)423) will each be termed an "Offering Period." The Plan shall continue until terminated in accordance with the terms of the Plan. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected by such change.

5.   Method of Participation.  For each Offering Period, an Eligible Employee
     -----------------------
     may elect to participate in the Plan by executing and delivering to the Company's Human Resources Department, at such time, in such manner and on such form as shall be prescribed by the Company, a written subscription agreement.

6.   Payroll Deduction.
     -----------------

     (a) The written subscription agreement will contain a payroll deduction authorization that will request withholding at a rate (in whole percentages) of not less than 1% nor more than 10% from the participant's Compensation by means of substantially equal payroll deductions over the Offering Period from payroll periods ending in the Offering Period.

     (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may increase or decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement at such time as may be determined by the Company prior to the date on which the change is to be effective. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement.

     (d)  Notwithstanding the foregoing, to the extent necessary to comply with
          Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions shall be decreased to zero (0%) percent at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal or exceed twenty-five thousand dollars ($25,000). Payroll deductions shall re-commence at the rate provided in such participant's then current subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7.   Grant of Option; Option Price.
     -----------------------------

     (a) On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a maximum of two hundred (200) shares of the Company's Common Stock (subject to adjustment as provided in subsection 18(a) hereof) to the extent of the Employee's Contributions accumulated prior to the Exercise Date. The number of shares within the above-stated maximum that a participant may acquire shall be determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the purchase price per share of the Company's Common Stock (determined under Section 7(b)). The Company will reduce on a substantially proportionate basis, the number of shares of Common Stock receivable by each participant upon the exercise of his option for an Offering Period in the event that the number of shares then available under the Plan is otherwise insufficient, as provided in
          Section 12.

     (b) The purchase price per share of the Common Stock issued pursuant to the exercise of an option (the "Option Price") will be 85% of the fair market value of the Common Stock at (1) the time of grant of the option or (2) the time at which the option is deemed exercised, whichever is less. The fair market value of the Company's Common Stock on a given date shall be determined by the Board based on (i) the average of the high and low prices of the Common Stock on such date on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the NASDAQ National Market System on such date, if the Common Stock is not then traded on a national securities exchange; or
          (iii) the closing bid price or the average of bid prices last quoted on such date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System or on a national securities exchange. If the Common Stock is not publicly traded at the time a right is granted under this Plan, "fair market value" shall mean the fair market value of the Common Stock as determined by the Board in its discretion after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

8.   Exercise of Option.  Unless a participant withdraws from the Plan as
     ------------------
     provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of shares (including fractional shares) subject to option (but in no event more than two hundred (200), subject to adjustment as provided in subsection 18(a) hereof) will be purchased at the applicable Option Price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9.   Delivery.  As promptly as practicable after the Exercise Date of each
     --------
     Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period shall be returned to the participant.

10.  Withdrawal; Termination of Employment.
     -------------------------------------

     (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period. Upon such withdrawal, the balance in his or her withholding account will be returned to the participant.

     (b) In the event that a participant terminates employment for any reason during the three months beginning with the Offering Date and ending on the day three (3) months before the Exercise Date, the participant's option shall terminate, and the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to his or her designated beneficiary hereunder (or as otherwise provided in Section 14(b) herein), and the participant or his or her designated beneficiary, as the case may be, will have no further rights under the Plan. In the event that a participant terminates employment for any reason on any date following the day three months before the Exercise Date, the participant's option shall not, by reason of such employment termination, terminate, and the participant's account balance will remain in the Plan and the option exercised as provided herein, unless the participant earlier withdraws from the Plan pursuant to subsection 10(a) above.


11.  Interest.  No interest shall accrue on the Contributions of a participant
     --------
     in the Plan.

12.  Stock.
     -----

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be six hundred thousand (600,000)
          shares, subject to adjustment upon changes in capitalization of the Company as provided in subsection 18(a) hereof. If the total number of shares which would otherwise be subject to options granted pursuant to
          Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and consistent with the requirements of Section 423(b)(5) of the Code. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

     (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, at the participant's election.

13.  Administration of Plan.  The Plan will be administered by the Board of
     ----------------------
     Directors (or a committee thereof), which will have the right to determine any questions which may arise regarding the interpretation and application of the provisions of the Plan and to make or rescind, administer, and interpret such rules and regulations as it will deem necessary or advisable. For example, without limitation, the Board (or its delegee) may limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation.

14.  Designation of Beneficiary.
     --------------------------

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. To the extent of any such delivery of shares and/or cash hereunder, the Company's obligation under the Plan with respect to the participant shall be discharged.

15.  Transferability.  Neither Contributions credited to a participant's account
     ---------------
     nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.  Use of Funds.  All Contributions received or held by the Company under the
     ------------
     Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.  Reports.  Individual accounts will be maintained for each participant in
     -------
     the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.  Adjustments Upon Changes in Capitalization.
     ------------------------------------------

     (a) The number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, the options granted during such Offering Period shall terminate and each participant's contributions shall be returned, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

          The Board may, if it so determines in the exercise of its sole discretion but subject to the requirements of Section 423 of the Code, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock not covered by subsection
          (a) hereof,
          and in the event of the Company being consolidated with or merged into any other corporation.

     (c) In the event of a proposed sale of all or substantially all the assets or stock of any Subsidiary, the options granted to affected participants' of such Subsidiary during such Offering Period shall terminate and each participant's contributions shall be returned, unless otherwise provided by the Board.

19.  Amendment or Termination.
     ------------------------

     (a) The Board reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by vote of the Board; provided, however, that any amendment relating to the aggregate number of shares which may be issued under the Plan (other than an adjustment provided for in Section 18) or to the Employees (or class of Employees) eligible to receive options under the Plan will have no force or effect unless it will have been approved by the shareholders within twelve months before or after its adoption. Such amendments may include, without limitation, (without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected), a change or changes to the duration of future Offering Periods (subject to Section 4 hereof).

     (b) The Plan may be suspended or terminated at any time by the Board of Directors, but no such suspension or termination will adversely affect the rights and privileges of holders of the outstanding options. The Plan will terminate in any case when all or substantially all of the Common Stock reserved for the purposes of the Plan has been purchased.


20.  Notices.  All notices or other communications by a participant to the
     -------
     Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
     ----------------------------------
     respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.  Term of Plan; Effective Date.  The Plan shall become effective upon the
     ----------------------------
     earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten
     (10) years unless sooner terminated under Section 19.

23.  Employment Rights.  Nothing contained in the provisions of the Plan will be
     -----------------
     construed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any employee at any time.

                              THE REGISTRY, INC.

    Proxy Solicited on Behalf of the Board of Directors of the Company for
                       Annual Meeting, November 20, 1997


[PROXY]

     The Undersigned appoints Robert E. Foley and Richard L. Bugley, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote all shares of Common Stock of The Registry, Inc. held by the undersigned at the Special Meeting of Stockholders to be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts 02110 at 10:00 a.m. (Boston time), on Thursday, November 20, 1997, and at any adjournments thereof for the following purposes set forth on the reverse side. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such matters that may properly come before the meeting. All proxies given by the undersigned in respect to said meeting are hereby revoked.

[x] Please mark voted as in this example.


1.  To elect as a Class II director Paul C. O'Brien.

          FOR   WITHHELD
          [_]     [_]

                         2. To increase by 300,000 the number of shares available for issuance under the Company's 1996 Employee Stock Purchase Plan, as described in the accompanying Notice of Meeting and Proxy Statement.

                              [_]   [_]   [_]

                         3. To transact any other business that may property come before the meeting or any adjournment thereof.

                              MARK HERE FOR ADDRESS CHANGE AND
                              NOTE AT LEFT [_]

                              Note: Please sign exactly as name appears on this card and date. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in partnership name.



Signature:             Date:           Signature:             Date:
          ------------      ----------           -------------     -------------

                                      -2-